UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of November 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-HE4)

Citigroup Mortgage Loan Trust Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127834	01-0791848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

390 Greenwich Street New York, New York (Address of Principal Executive Offices)		10013 (Zip Code)

Registrant's telephone number, including area code: (212) 816-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2- Completion of Acquisition or Disposition of Assets

Item 2.01	Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

On November 30, 2005, a single series of certificates, entitled Citigroup Mortgage Loan Trust Inc., Asset-Backed Pass-Through Certificates, Series 2005-HE4 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2005 (the “Agreement”), attached hereto as Exhibit 4.1, among the Citigroup Mortgage Loan Trust, Inc., and Ocwen Loan Servicing, LLC (the “Servicer”), Citibank, N.A. (the “Trust Administrator”) and U.S. Bank, National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”). The Certificates consist of twenty-three classes of certificates (collectively, the “Certificates”), designated as the “Class A-1 Certificates,” the “Class A-2A Certificates,” the “Class A-2B Certificates,” the “Class A-2C Certificates,” the “Class A-2D Certificates,” the “Class M-1 Certificates,” the “Class M-2 Certificates,” the “Class M-3 Certificates,” the “Class M-4 Certificates,” the “Class M-5 Certificates,” the “Class M-6 Certificates,” the “Class M-7 Certificates,” the “Class M-8 Certificates,” the “Class M-9 Certificates,” the “Class M-10 Certificates,” the “Class M-11 Certificates,” the “Class M-12 Certificates,” the “Class M-13 Certificates,” the “Class CE Certificates,” the “Class P Certificates,” the “Class R Certificates” and the “Class R-X Certificates”. The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, fixed-rate and adjustable-rate first lien and second lien mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $924,325,150.28 as of November 1, 2005 (the “Cut-off Date”). The Mortgage Loans were purchased pursuant to the Assignment and Recognition Agreement, dated November 30, 2005, among Citigroup Global Markets Realty Corp. (the “Seller”), the Depositor and MortgageIT, Inc., the Assignment and Recognition Agreement, dated November 30, 2005, among the Seller, the Depositor and Argent Mortgage Company, L.L.C. (each a “Seller Sale Agreement”). The Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the “Representative”), pursuant to an Underwriting Agreement, dated November

28, 2005, between the Depositor and the Representative and also pursuant to a Certificate Purchase Agreement, dated November 30, 2005, between the Depositor and the Representative.

The Certificates have the following Initial Certificate Principal Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance (1)	Pass-Through Rate
A-1	$340,420,000.00	Variable(2)
A-2A	$219,737,000.00	Variable(2)
A-2B	$58,042,000.00	Variable(2)
A-2C	$63,316,000.00	Variable(2)
A-2D	$45,466,000.00	Variable(2)
M-1	$33,738,000.00	Variable(2)
M-2	$30,965,000.00	Variable(2)
M-3	$21,722,000.00	Variable(2)
M-4	$14,327,000.00	Variable(2)
M-5	$14,789,000.00	Variable(2)
M-6	$12,478,000.00	Variable(2)
M-7	$11,092,000.00	Variable(2)
M-8	$11,092,000.00	Variable(2)
M-9	$11,092,000.00	Variable(2)
M-10	$ 6,008,000.00	Variable(2)
M-11	$ 4,622,000.00	Variable(2)
M-12	$12,016,000.00	Variable(2)
M-13	$ 4,622,000.00	Variable(2)
Class CE	$ 8,781,050.28	Variable (3)
Class P	$ 100.00	N/A
Class R	100% Interest	N/A
Class R-X	100% Interest	N/A

(1) Approximate.

(2) Calculated as described in the Prospectus Supplement.

(3) Calculated as set forth in the Agreement.

The Certificates (other than the Class M-11 Certificates, Class M-12 Certificates, Class M-13 Certificates, Class CE Certificates, Class P Certificates, Class R Certificates and Class R-X Certificates) and the Mortgage Loans are more particularly described in the Prospectus, dated September 29, 2005, and the Prospectus Supplement, dated November 28, 2005, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits
	(a)	Not applicable

(b)	Not applicable
(c)	Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among the Citigroup Mortgage Loan Trust, Inc., Ocwen Loan Servicing, LLC as Servicer, Citibank, N.A. as Trust Administrator and U.S. Bank, National Association, as trustee, relating to the Series 2005-HE4 Certificates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	December 14, 2005

CITIGROUP MORTGAGE LOAN TRUST INC.

By:	/s/ Matthew R. Bollo
Name:	Matthew R. Bollo
Title:	Asst. Vice President

Index to Exhibits

Exhibit No.	Description
4.1

Pooling and Servicing Agreement, dated as of November 1, 2005, by and among the Citigroup Mortgage Loan Trust Inc., Ocwen Loan Servicing, LLC as Servicer, Citibank, N.A. as Trust Administrator and U.S. Bank, National Association, as trustee, relating to the Series 2005-HE4 Certificates.